Exhibit 99.1

OceanTech Acquisitions I Corp. Announces Separate Trading of its Class A Common Stock and Warrants to Commence on July 19, 2021

NEW YORK, NY. – July 16, 2021 – OceanTech Acquisitions I Corp. (Nasdaq: OTECU) (the “Company”) announced that, commencing on July 19, 2021, the holders of units (“Units”) issued in the Company’s initial public offering may elect to separately trade shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and redeemable warrants (“Public Warrants”) included in the Units. Each Unit consists of one share of Class A common stock and one Public Warrant, with each Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. Units not separated will continue to trade on the Nasdaq Capital Market under the symbol “OTECU.” Shares of Class A Common Stock and the Public Warrants will trade on the Nasdaq Capital Market under the symbols “OTEC” and “OTECW,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Class A Common Stock and Public Warrants.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About OceanTech Acquisitions I Corp.

OceanTech Acquisitions I Corp. is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While it may pursue an initial business combination target in any business, industry or geographical location, it intends to focus its search on target businesses in the leisure marine, yachting and superyachting industries, and with enterprise values of approximately $250 million to $1.0 billion. The Company is sponsored by OceanTech Acquisitions I Sponsors LLC, an affiliate of investor and entrepreneur Joseph Adir.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Lena Cati

The Equity Group Inc.

(212) 836-9611

lcati@equityny.com